UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2018
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Forest City Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State of incorporation)	1-37671 (Commission File Number)	47-4113168 (I.R.S. Employer Identification No.)

Key Tower, 127 Public Square Suite 3100, Cleveland, Ohio 44114
(Address of principal executive offices, including zip code)

(216) 621-6060
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On November 15, 2018, Forest City Realty Trust, Inc., a Maryland corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement that it filed with the U.S. Securities and Exchange Commission on October 12, 2018.
As of the close of business on October 11, 2018, the record date for the Special Meeting, 271,152,840 shares of the Company’s Class A common stock, par value $0.01 per share (“Common Stock”), were issued and outstanding and entitled to vote at the Special Meeting. 218,123,369 shares of Common Stock were represented in person or by proxy at the Special Meeting and, therefore, a quorum was present. Proposals 1 and 2 below were approved and, although sufficient votes were received to approve Proposal 3, an adjournment of the Special Meeting was not necessary due to the approval of Proposal 1. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal, is set out below:
Proposal 1: Proposal to approve the merger of Antlia Merger Sub Inc. (“Merger Sub”) with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a subsidiary of Antlia Holdings LLC (“Parent”), an entity affiliated with a Brookfield Asset Management Inc. real estate investment fund, pursuant to the definitive Agreement and Plan of Merger, dated as of July 30, 2018 (the “Merger Agreement”), among the Company, Parent and Merger Sub, and the other transactions contemplated by the Merger Agreement. Proposal 1 was approved by the following vote of shares of Common Stock:

Shares For	Shares Against	Shares Abstaining
182,816,474	34,468,148	838,747

Proposal 2: Proposal to approve, by a non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Merger. Proposal 2 was approved by the following vote of shares of Common Stock:

Shares For	Shares Against	Shares Abstaining
185,752,262	31,393,659	977,448

Proposal 3: Proposal to approve any adjournments of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve Proposal 1. Proposal 3 was approved by the following vote of shares of Common Stock:

Shares For	Shares Against	Shares Abstaining
174,201,794	43,230,645	690,930

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY REALTY TRUST, INC.

		By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

Date:	November 15, 2018